DUNHAM FUNDS

Dunham Corporate/Government Bond Fund

Class A (DACGX)

Class C (DCCGX)

Class N (DNCGX)

Supplement dated January 17, 2013  to the Prospectus dated June 15, 2012 (the “Prospectus”)

This Supplement updates and supersedes any contrary information contained in the Prospectus

Reference is made to the Dunham Corporate/Government Bond Fund (the “Fund”).  Effective immediately, Robert Bishop no longer serves as Portfolio Manager for the Fund and all references to Mr. Bishop on pages 12 and 103 of the Prospectus are hereby removed.  Effective January 2, 2013, Christopher J.  Kelleher, CFA, CPA and David L. Albrycht, CFA are the Fund’s Co-Portfolio Managers.

Reference is made to the section entitled “Sub-Adviser:  Newfleet Asset Management LLC.”  The section entitled “Sub-Adviser Portfolio Manager” on page 5 of the Summary Prospectus and page 12 of the Prospectus is deleted in its entirety and replaced with the following:

Sub-Adviser Portfolio Managers:  Christopher J. Kelleher, CFA, CPA is a managing director and senior portfolio manager at Newfleet. Mr. Kelleher has more than 25 years of investment experience in all bond market sectors, including both publicly traded and private placements. Prior to joining Newfleet in 2012, Mr. Kelleher had been retired from Goodwin Capital Advisers where he was senior managing director and senior portfolio manager from 1997 through January 2010.  David L. Albrycht, CFA  is President and Chief Investment Officer of Newfleet.  Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers.  He joined the Goodwin Capital Advisers multi-sector fixed income team in 1985 as a credit analyst and had managed fixed income portfolios since 1991.  Messrs. Kelleher and Albrycht share responsibility for the day-to-day management of the Fund.

Reference is made to the sub-section titled “Dunham Corporate/Government Bond Fund” beginning on page 102 of the Prospectus.  The information pertaining to Mr. Bishop on page 103 is deleted in its entirety and replaced with the following:

Christopher J. Kelleher, CFA, CPA

Managing Director and Senior Portfolio Manager

Christopher Kelleher is a Managing Director and Senior Portfolio Manager at Newfleet. Mr. Kelleher has more than 25 years of investment experience in all bond market sectors, including both publicly traded and private placements. Prior to joining Newfleet in 2012, Mr. Kelleher had been retired from Goodwin Capital Advisers where he was senior managing director and senior portfolio manager from 1997 through January 2010. From 1983 through 1997, he was an investment officer with Phoenix Life Insurance Company.

David L. Albrycht, CFA

President and Chief Investment Officer

David Albrycht is President and Chief Investment Officer of Newfleet.  Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers. He joined the Goodwin Capital Advisers multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991.

You should read this Supplement in conjunction with the Prospectus dated June 15, 2012, and Statement of Additional Information dated September 14, 2012, or as subsequently amended, which provide information that you should know about the Dunham Corporate/Government Bond Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

Supplement dated January 17, 2013

DUNHAM FUNDS

Supplement dated January 17, 2013

to the Statement of Additional Information dated September 14, 2012 (the “SAI”)

This Supplement updates and supersedes any contrary information contained in the SAI

Reference is made to the table under the section entitled “PORTFOLIO MANAGERS” beginning on page 53, the section entitled “Conflicts of Interest” – “Newfleet Asset Management, LLC” on page 56 and the section entitled “Ownership of Securities” on page 63.  Effective immediately, any information pertaining to Robert Bishop is deleted in its entirety.

The following information, provided as of September 30, 2012, is added to the table under the section entitled “Portfolio Managers” beginning on page 53:

Portfolio Manager/ Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Christopher J. Kelleher, CFA, CPA Newfleet Asset Management LLC Dunham Corporate/Government Bond Fund	0	$0	0	$0	0	$0	$0
Dave Albrycht, CFA Chief Investment Officer Newfleet Asset Management LLC Dunham Corporate/Government Bond Fund	11	$8,160	0	$0	0	$0	$8,160

Reference is made to the section entitled “Conflicts of Interest”, sub-heading “Newfleet Asset Management LLC (“Newfleet”)” on page 56.  The information in this section is deleted in its entirety and replaced with the following:

Newfleet Asset Management LLC (“Newfleet”) - Newfleet has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise.  For instance, Newfleet may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. Newfleet and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Newfleet may recommend or cause a client to invest in a security in which another client of Newfleet has an ownership position.  Newfleet has adopted certain procedures intended to treat all client accounts in a fair and equitable manner.  In the case where Newfleet seeks to purchase or sell the same security for multiple client accounts, Newfleet may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements.  When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order.  When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

Reference is made to the section entitled “Ownership of Securities” on page 63.  The following information, provided as of September 30, 2012, is added to this table:

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities Beneficially Owned
Dave Albrycht	Dunham Corporate/Government Bond Fund	None
Chris Kelleher	Dunham Corporate/Government Bond Fund	None

You should read this Supplement in conjunction with the Prospectus dated June 15, 2012 and Statement of Additional Information dated September 14, 2012, or as subsequently amended, which provide information that you should know about the Dunham Corporate/Government Bond Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

Supplement dated January 17, 2013